UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 17, 2006

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

807 11th Avenue, Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Same

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

In December 2005, the Audit Committee of the Board of Directors of Ariba, Inc. (the “Registrant”) determined, pursuant to a policy of periodically reviewing the selection of the Registrant’s independent auditors, that it would issue a request for proposal with regard to the Registrant’s audit engagement for fiscal year 2006 (the “Audit RFP”). KPMG LLP (“KPMG”) has audited the Registrant’s consolidated financial statements for each fiscal year in the period from September 30, 1996 through September 30, 2005, inclusive.

The Audit Committee decided to issue the Audit RFP because it wanted the opportunity to review other auditing firms as prospective independent auditors for the Registrant and to consider the benefits and detriments of changing independent auditors. The Audit RFP was issued to several independent registered public accounting firms, including KPMG, on December 8, 2005. Effective February 17, 2006 (the “Auditor Change Date”), the Audit Committee approved the dismissal of KPMG as the Registrant’s independent registered public accounting firm.

The audit reports of KPMG on the Registrant’s consolidated financial statements as of and for the years ended September 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended September 30, 2004 contained an explanatory paragraph with respect to the Registrant’s adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, effective October 1, 2002. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of September 30, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with KPMG’s audits for the fiscal years ended September 30, 2005 and 2004, and the subsequent interim period through the Auditor Change Date, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its opinions. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Registrant’s fiscal years ended September 30, 2005 and 2004 and the subsequent interim period through the Auditor Change Date.

The Registrant provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish a letter addressed to the SEC stating whether or not KPMG agrees with the statements noted above. A copy of the letter, dated February 22, 2006, from KPMG is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

Effective February 17, 2006, the Audit Committee approved the selection of Ernst & Young LLP (“EY”) as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2006.

During the Registrant’s two most recent fiscal years and the period through the Auditor Change Date, neither the Registrant nor anyone on its behalf has consulted with EY regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	–	Letter dated February 22, 2006 from KPMG LLP to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: February 23, 2006	By:	/s/ JAMES W. FRANKOLA
James W. Frankola Executive Vice President and Chief Financial Officer